UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2006
Immediatek, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10488 Brockwood Road Dallas, Texas	75238

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 852-2876

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement.
          On June 8, 2006, Immediatek, Inc., or the Company, issued and sold, and Radical Holdings LP purchased, 4,392,286 shares of Series A Convertible Preferred Stock of the Company for an aggregate purchase price of $3.0 million, or $0.68 per share of Series A Convertible Preferred Stock, pursuant to the Securities Purchase Agreement, as amended, or the Purchase Agreement, by and among the Company, Radical Holdings LP, or Radical, and the other parties thereto. The Series A Convertible Preferred Stock is, at the option of the holders of the Series A Convertible Preferred Stock, convertible at any time into that aggregate number of full shares of Company common stock representing 95% of the total common stock outstanding after giving effect to the conversion. For a more detailed description of the Series A Convertible Preferred Stock, see Item 3.03 of this Current Report on Form 8-K.
          In connection with, and as a condition to, the purchase and sale of the Series A Convertible Preferred Stock, the Company, Radical, Zach Bair and Paul Marin entered into an Investor’s Rights Agreement. The Investor’s Rights Agreement grants Radical certain demand, piggy-back and shelf registration rights and sets forth the procedures pursuant to which those rights may be exercised and effected. The Investor’s Rights Agreement also grants Radical rights of first refusal to purchase any or all of the securities of the Company that Messrs. Bair or Marin propose to sell or otherwise transfer on the same terms and conditions as the proposed sale or transfer by them. In addition, the Investor’s Rights Agreement provides that Messrs. Bair and Marin are prohibited from selling or otherwise transferring any securities of the Company owned by them for a period of three years. After three years, they can sell or otherwise transfer only half of the securities owned by them. If, however, Messrs. Bair or Marin is terminated for a reason other than cause, upon his termination he can sell a total of 10% of the securities owned by him in any given month.
          Further, in the Investor’s Rights Agreement, the Company covenanted with Radical as to certain matters, including the following:
          Protective Provisions. Unless the directors designated by the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement control the Board of Directors of the Company with respect to all actions, for so long as any shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law or by the Company’s articles of incorporation, and in addition to any other vote required by law or by the Company’s articles of incorporation, the Company shall not, and the Company shall cause its subsidiaries not to, as applicable, without the prior vote or written consent of the holders of at least 75% of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding:
          (a)      amend the articles or bylaws in any manner that would alter or change any of the rights, preferences, privileges or restrictions of the Series A Convertible Preferred Stock or the shares issuable upon conversion of the Series A Convertible Preferred Stock;
          (b)      reclassify any outstanding securities into securities having rights, preferences or privileges senior to, or on a parity with, the Series A Convertible Preferred Stock;
          (c)      authorize or issue any additional shares of capital stock (other than to holders of the Series A Convertible Preferred Stock);

          (d)      merge or consolidate with or into any corporation or other person;
          (e)      sell all or substantially all their respective assets in a single transaction or series of related transactions;
          (f)      license all or substantially all of their respective intellectual property in a single transaction or series of related transactions;
          (g)      liquidate or dissolve;
          (h)      alter any rights of the holders of the Series A Convertible Preferred Stock or change the size of the Board of Directors;
          (i)      declare or pay any dividends (other than dividends payable to the Company or its subsidiaries) on or declare or make any other distribution, directly or indirectly, on account of any shares of Company common stock now or hereafter outstanding;
          (j)      repurchase any outstanding shares of capital stock;
          (k)      approve or modify by 10% or more the aggregate amount of any annual or other operating or capital budget, or approve or modify by 50% or more any single line item of any such operating or capital budget;
          (l)      increase the salary of any officer or employee or pay any bonus to any officer, director or employee not contemplated in a budget or bonus plan approved by directors designated by the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding;
          (m)      retain, terminate or enter into any salary or employment negotiations or employment agreement with any employee or any future employee;
          (n)      incur indebtedness (other than trade payables) or enter into contracts or leases that require payments in excess of $5,000 in the aggregate;
          (o)      make or incur any single capital expenditure;
          (p)      award stock options, stock appreciation rights or similar employee benefits or determine vesting schedules, exercise prices or similar features;
          (q)      make any material change in the nature of its business or enter into any new line of business, joint venture or similar arrangement;
          (r)      pledge its assets or guarantee the obligations of any other individual or entity;
          (s)      recommend approval of any new equity incentive plan;
          (t)      form or acquire any subsidiary, joint venture or similar business entity; or
          (u)      directly or indirectly enter into, or permit to exist, any material transaction with any affiliate of the Company, any director or officer or any affiliate of a director or officer, or transfer, pay, loan or otherwise obligate the Company to give cash, services, assets or other items of value to affiliates, officers or directors or any affiliate of a officer or director or commit to do any of the preceding after the date hereof, except for employee compensation or for reimbursement of ordinary business expenses.
          Board of Directors. For so long as any shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement remain outstanding, the holders of a majority-in-interest of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding shall have the right to designate all the persons to serve as directors on the Board of Directors of the Company and its subsidiaries. If the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding choose not to designate any directors, the holders of a majority-in-interest of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding may appoint a designee to serve as an observer at all meetings of the Company’s or its subsidiaries’ Board of Directors and committees thereof.
Section 3 — Securities and Trading Markets
      Item 3.02 Unregistered Sales of Equity Securities
          On June 7, 2006, pursuant to agreements with holders of instruments evidencing Company indebtedness, the Company issued an aggregate of 42,040 shares of Company common stock upon conversion $525,500 of that indebtedness. The remainder of indebtedness will be paid in cash by the Company. These shares are not registered under the Securities Act of 1933 and, as a result, are “restricted securities” and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Certificates evidencing these shares contain a legend stating the same. These securities were issued by the Company in reliance upon an exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as transactions not constituting a public offering of securities. These shares were issued in privately negotiated transactions without general solicitation or advertising with persons that were sophisticated and had access to any information they might have required or requested. They also had every opportunity to verify information, to obtain additional information and to ask questions of the Company.
          On June 7, 2006, pursuant to an Agreement, Settlement and Release with each of Jess Morgan & Company, or Jess Morgan, and Phil McMorrow, the Company issued 98,783 and 9,879 shares of Company common stock to Jess Morgan and Mr. McMorrow, respectively. These shares are not registered under the Securities Act of 1933 and, as a result, are “restricted securities” and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Certificates evidencing these shares contain a legend stating the same. These securities were issued by the Company in reliance upon an exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as transactions not constituting a public offering of securities. These shares were issued in privately negotiated transactions without general solicitation or advertising. Each of Jess Morgan and Mr. McMorrow represented to the Company that, among other items, that it or he is an “accredited investor” and that it or he is acquiring the securities for investment purposes only and not with a view toward public distribution.
          On June 8, 2006, the Company issued and sold 4,392,286 shares of Series A Convertible Preferred Stock to Radical, who is an “accredited investor,” as defined in Rule 501(a) promulgated under the Securities Act of 1933. This sale resulted in aggregate proceeds to the Company of $3.0 million, including amounts previously loaned by Radical to the Company under the Purchase Agreement. The shares of Series A Convertible Preferred Stock were issued in a privately negotiated transaction and were not registered under the Securities Act of 1933. As a result, the shares of Series A Convertible Preferred Stock are “restricted securities” and may not be offered and sold in the United States absent registration or an applicable exemption from registration requirements. The certificate evidencing the shares of Series A Convertible Preferred Stock contains a legend stating the same. These securities were issued by the Company in reliance upon an exemption from registration set forth in Section 4(2) of the Securities Act of 1933. The issuance and sale of the foregoing securities were undertaken without general solicitation or advertising. Radical represented to the Company that, among other items, it is an

“accredited investor” and that it is acquiring the securities for investment purposes only and not with a view toward public distribution.
     Item 3.03 Material Modification to Rights of Security Holders
          On June 5, 2006, the Company filed Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, which, among other items, removed preemptive rights of stockholders. For a more detailed description of the Amended and Restated Articles of Incorporation of the Company, see Item 5.03 of this Current Report on Form 8-K.
          The Board of Directors of the Company, pursuant to the Amended and Restated Articles of Incorporation of the Company, has the authority to issue in one or more series up to five million shares of Company preferred stock On June 5, 2006, the Company filed a Certificate of Designation, Rights and Preferences with the Secretary of State of the State of Nevada establishing the Series A Convertible Preferred Stock consisting of 4,392,286 shares. The following is a summary of the material terms of the Series A Convertible Preferred Stock issued to Radical and established pursuant to the Certificate of Designation, Rights and Preferences:
          Dividends. The holders of the Series A Convertible Preferred Stock are not entitled to any preferential dividends. Holders of the Series A Convertible Preferred Stock, however, are entitled to participate on an as-converted basis in any cash dividends declared and paid on shares of Company common stock.
          Liquidation. Upon the liquidation, dissolution or winding up of the Company, an acquisition of the Company that results in the sale of more than 50% of the outstanding voting power of the Company, or the sale or exclusive license of all or substantially all of the assets of the Company, the holders of the Series A Convertible Preferred Stock are entitled to receive, out of the legally available funds and assets of the Company, before any payment is made to any shares of Company common stock or other junior stock, an amount per share equal to the greater of:
•	$0.683015632 per share of Series A Convertible Preferred Stock; and

•	The amount that the holder of that share of Series A Convertible Preferred Stock would have received had the holder converted that share into shares of Company common stock immediately prior to the liquidation event.
If the legally available funds and assets of the Company are insufficient to pay the holders of shares of the Series A Convertible Preferred Stock the full amount to which they are entitled, the holders of the shares of Series A Convertible Preferred Stock and the holders of capital stock of the Company that is on a parity with the Series A Convertible Preferred Stock will share ratably in any distribution of the remaining legally available funds and assets of the Company.
          Ranking. The Series A Convertible Preferred Stock shall, with respect to rights on liquidation, winding up, corporate reorganization and dissolution, rank senior to the shares of Company common stock and other junior stock.
          Conversion. The shares of Series A Convertible Preferred Stock are convertible into that aggregate number of full shares of Company common stock representing 95% of the total voting power of all outstanding shares of capital stock of the Company, including outstanding Company common stock, after giving effect to the conversion. Accordingly, in the event the Company should issue additional capital stock before conversion of the Series A Convertible Preferred

Stock, the conversion price per share is subject to downward adjustments in order to cause the holders of the Series A Convertible Preferred Stock, collectively, to own 95% of the outstanding shares of Company common stock upon conversion of all Series A Convertible Preferred Stock. The conversion price of a share of Series A Convertible Preferred Stock into shares of Company common stock also is subject to adjustment, from time to time, for, among other reasons, stock splits, combinations, dividends and distributions.
          Voting. The holders of the shares of Series A Convertible Preferred Stock are entitled to vote on all matters required or permitted to be voted upon by the stockholders of the Company. Each holder of a share of Series A Convertible Preferred Stock is entitled to the number of votes equal to the largest number of full shares of Company common stock into which all shares of Series A Convertible Preferred Stock held by that holder could be converted. Except as required by law on matters requiring class voting, the holders of the Series A Convertible Preferred Stock and Company common stock will vote together as a single class.
          Protective Provisions. Unless the directors designated by the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement control the Board of Directors of the Company with respect to all actions, for so long as any shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement remain outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law or by the Company’s articles of incorporation, and in addition to any other vote required by law or by the Company’s articles of incorporation, the Company shall not, and the Company shall cause its subsidiaries not to, as applicable, without the prior vote or written consent of the holders of at least 75% of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding:
          (a) amend the articles or bylaws in any manner that would alter or change any of the rights, preferences, privileges or restrictions of the Series A Convertible Preferred Stock or the shares issuable upon conversion of the Series A Convertible Preferred Stock;
          (b) reclassify any outstanding securities into securities having rights, preferences or privileges senior to, or on a parity with, the Series A Convertible Preferred Stock;
          (c) authorize or issue any additional shares of capital stock (other than to holders of the Series A Convertible Preferred Stock);
          (d) merge or consolidate with or into any corporation or other person;
          (e) sell all or substantially all their respective assets in a single transaction or series of related transactions;
          (f) license all or substantially all of their respective intellectual property in a single transaction or series of related transactions;
          (g) liquidate or dissolve;
          (h) alter any rights of the holders of the Series A Convertible Preferred Stock or change the size of the Board of Directors;
          (i) declare or pay any dividends (other than dividends payable to the Company or its subsidiaries) on or declare or make any other distribution, directly or indirectly, on account of any shares of Company common stock now or hereafter outstanding;
          (j) repurchase any outstanding shares of capital stock;

          (k) approve or modify by 10% or more the aggregate amount of any annual or other operating or capital budget, or approve or modify by 50% or more any single line item of any such operating or capital budget;
          (l) increase the salary of any officer or employee or pay any bonus to any officer, director or employee not contemplated in a budget or bonus plan approved by directors designated by the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding;
          (m) retain, terminate or enter into any salary or employment negotiations or employment agreement with any employee or any future employee;
          (n) incur indebtedness (other than trade payables) or enter into contracts or leases that require payments in excess of $5,000 in the aggregate;
          (o) make or incur any single capital expenditure;
          (p) award stock options, stock appreciation rights or similar employee benefits or determine vesting schedules, exercise prices or similar features;
          (q) make any material change in the nature of its business or enter into any new line of business, joint venture or similar arrangement;
          (r) pledge its assets or guarantee the obligations of any other individual or entity;
          (s) recommend approval of any new equity incentive plan;
          (t) form or acquire any subsidiary, joint venture or similar business entity; or
          (u) directly or indirectly enter into, or permit to exist, any material transaction with any affiliate of the Company, any director or officer or any affiliate of a director or officer, or transfer, pay, loan or otherwise obligate the Company to give cash, services, assets or other items of value to affiliates, officers or directors or any affiliate of a officer or director or commit to do any of the preceding after the date hereof, except for employee compensation or for reimbursement of ordinary business expenses.
          Board of Directors. For so long as any shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement remain outstanding, the holders of a majority-in-interest of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding shall have the right to designate all the persons to serve as directors on the Board of Directors of the Company and its subsidiaries. If the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding choose not to designate any directors, the holders of a majority-in-interest of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding may appoint a designee to serve as an observer at all meetings of the Company’s or its subsidiaries’ Board of Directors and committees thereof.
Section 4 – Matters Related to Accountants and Financial Statements
     Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.
          On June 9, 2006, the Board of Directors of the Company concluded that the Company will be required to restate its previously issued financial statements for the year ended December 31, 2005 appearing in the Company’s Forms 10-KSB for the year ended December 31, 2005

          The conclusions of the Board of Directors of the Company were based upon an analysis that it was not appropriate to revalue compensatory issuances during the quarter ended March 31, 2003, based upon an appraisal prepared by an independent third-party. As a result, the material adjustment made to the original expense reported will be reversed. This restatement is estimated to restore the overall net loss for the year ended December 31, 2003, to the original amount reported and the per share loss as originally reported.
          In light of this restatement, the Company’s prior financial statements for the period described above should no longer be relied upon. The Board of Directors has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered accountant, Beckstead & Watts LLP.
Section 5 – Corporate Governance and Management
     Item 5.01 Changes in Control of Registrant.
          On June 8, 2006, a change in control of the Company occurred as a result of the purchase by Radical of 4,392,286 shares of Series A Convertible Preferred Stock of the Company. A holder of a share of Series A Convertible Preferred Stock is entitled to vote on all matters required or permitted to be voted upon by the stockholders of the Company. Each holder of a share of Series A Convertible Preferred Stock is entitled to the number of votes equal to the largest number of full shares of Company common stock into which all shares of Series A Convertible Preferred Stock held by that holder could be converted. As a result and as of June 8, 2006, Radical beneficially owns 95% of the outstanding securities entitled to vote on matters required or permitted to be submitted to the stockholders of the Company. Pursuant to the Purchase Agreement, the Company issued and sold, and Radical purchased, 4,392,286 shares of the Series A Convertible Preferred Stock for an aggregate purchase price of $3.0 million, or $0.68 per share of Series A Convertible Preferred Stock. The securities were purchased utilizing working capital funds of Radical.
          For so long as any shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement remain outstanding, the holders of a majority-in-interest of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding shall have the right to designate all the persons to serve as directors on the Board of Directors of the Company and its subsidiaries. If the holders of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding choose not to designate any directors, the holders of a majority-in-interest of the shares of the Series A Convertible Preferred Stock originally issued under the Purchase Agreement then outstanding may appoint a designee to serve as an observer at all meetings of the Company’s or its subsidiaries’ Board of Directors and committees thereof.
          Radical Management LLC, a Texas limited liability company, is the sole general partner of Radical Holdings LP, a Texas limited partnership. Mark Cuban is the President of Radical Management LLC. Mr. Cuban, indirectly, wholly-owns Radical Management LLC and Radical Holdings LP.

     Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On June 5, 2006, the Company filed Amended and Restated Articles of Incorporation of the Company with the Secretary of State of the State of Nevada, which became effective upon its filing. The Amended and Restated Articles of Incorporation of the Company amended the articles of incorporation as follows:
•	removed the ability of stockholders to exercise preemptive rights with respect to issuances that occur subsequent to filing of the Amended and Restated Articles of Incorporation; and

•	to provide the Board of Directors of the Company with the authority to determine the rights, attributes and preferences of any preferred stock to be issued by the Company. As a result, authorized but unissued shares of the preferred stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company’s stockholders, except as otherwise required by applicable corporate law, terms of outstanding preferred stock or stock exchange policies .
          Additionally, the Amended and Restated Articles of Incorporation effected a 100-for-1 reverse stock split of then outstanding Company common stock.
          On June 5, 2006, the Company filed a Certificate of Designation, Rights and Preferences with the Secretary of State of the State of Nevada, which became effective upon its filing. The Certificate of Designation, Rights and Preferences established the Series A Convertible Preferred Stock consisting of 4,392,286 shares. The Board of Directors of the Company, pursuant to the Amended and Restated Articles of Incorporation of the Company, has the authority to issue in one or more series up to five million shares of preferred stock. See Item 3.03 of this Current Report on Form 8-K for a description of these securities.
Section 8 – Other Events
     Item 8.01 Other Events.
          At the close of business on June 6, 2006, the Company effected a 100-for-1 reverse stock split of its then outstanding common stock. Each stockholder of record immediately prior to the reverse split now holds one-hundredth of the shares they held before the split.. All fractional shares were rounded up to the next whole number. In connection with the reverse stock split, the Company’s stock symbol on the Over-the-Counter Bulletin Board changed from “ITEK” to “IMKI.”
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc.
Date: June 9, 2006	By:	/s/ ZACH BAIR
		Name:	Zach Bair
		Title:	President & Chief Executive Officer